ARK ETF TRUST

ARK Innovation ETF (ARKK)

ARK Genomic Revolution ETF (ARKG)

ARK Autonomous Technology & Robotics ETF (ARKQ)

ARK Next Generation Internet ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Israel Innovative Technology ETF (IZRL)

ARK Fintech Innovation ETF (ARKF)

Supplement dated November 10, 2020 to the Prospectus for the ARK ETF Trust dated November 30, 2019, as supplemented.

This Supplement updates certain information contained in the Prospectus with respect to each of the following series of the ARK ETF Trust: ARK Innovation ETF, ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Next Generation Internet ETF, The 3D Printing ETF, ARK Israel Innovative Technology ETF and ARK Fintech Innovation ETF (collectively, “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com, or by writing to ARK Investment Management, LLC, 3 East 28th Street, Seventh Floor, New York, New York 10016.

Effective immediately, the Prospectus is revised as follows:

On page 70, the first paragraph of the section “Management of the Funds” is deleted and replaced with the following:

Investment Adviser. ARK Investment Management LLC, located at 3 East 28th, Seventh Floor, New York, NY 10016, serves as the Funds’ investment adviser. The Adviser registered with the SEC in January 2014. Under the terms of an investment advisory agreement between the Trust and the Adviser with respect to each Fund (“Advisory Agreement”), the Adviser serves as the adviser to each Fund, subject to the general supervision of the Board, and is responsible for the day-to-day investment management of each Fund. Pursuant to the terms of an agreement between the Adviser and Resolute Investment Managers, Inc. (“Resolute"), Resolute acquired a minority investment in the Adviser in July 2016 as well as an option to purchase a controlling voting and equity interest in the Adviser (such option exercise and purchase is referred to as the “transaction”) that is exercisable in early 2021. On October 29, 2020, Resolute notified the Adviser that it intends to exercise that option and delivered documentation with respect to the transaction. If the option is exercised in its current form, the closing of the transaction would result in an “assignment” of the Advisory Agreement for purposes of the 1940 Act and, therefore, its automatic and immediate termination. As a result, in connection with any exercise of the option resulting in a change of control of the Adviser, the Adviser anticipates submitting a new investment advisory agreement to the Board and the shareholders of each Fund for approval in accordance with the procedural and other requirements of the 1940 Act, and that new agreement would become effective upon the closing of the transaction. There is no guarantee that the option will be exercised in its current form (or at all), that any change in control of the Adviser will occur or that the Board or the shareholders of any Fund would approve a new investment advisory agreement.

Please retain this supplement for future reference.